TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses and Summary Prospectuses

Transamerica Government Money Market

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Effective immediately, the following replaces the corresponding paragraph in the Prospectuses and Summary Prospectuses for Transamerica Government Money Market under the section entitled “Purchase and Sale of Fund Shares”:

The fund is closed to most new investors. The following investors may continue to purchase shares of the fund: existing fund investors, investors exchanging shares of another Transamerica fund for shares in the same class of the fund, asset allocation funds and other investment products in which the fund is currently an underlying investment option, retirement plans in which the fund is a plan option, any plan that is or becomes a part of a multiple plan exchange recordkeeping platform that includes the fund as a plan option, and current and former trustees of the fund. The fund will remain closed until further notice. The fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.

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Investors Should Retain this Supplement for Future Reference

December 27, 2023